UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2022

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, the Board of Directors (the “Board”) of First Wave BioPharma, Inc. (the “Company”) approved, effective immediately, an increase in the size of the Board from six directors to seven directors and appointed David Hoffman, age 61, to serve as a member of the Board to fill the newly-created vacancy. Mr. Hoffman will hold this position until the next annual meeting of the Company’s stockholders or until his successor is elected and qualified, subject to his earlier resignation or removal.   Mr. Hoffman was designated for appointment to the Board by the former stockholders of First Wave Bio, Inc. (“FWB”) pursuant to Section 6.9 of the Agreement and Plan of Merger, dated as of September 13, 2021, by and among the Company, Alpha Merger Sub, Inc. and FWB.

As an outside director, Mr. Hoffman will be entitled to receive an annual cash retainer fee of $60,000 (pro-rated for the current year) in accordance with the Company’s standard non-employee director compensation plan.

Item 8.01	Other Events.

On April 29, 2022, the Company issued a press release containing a letter addressed to the Company’s shareholders and the investment community from the Company’s Chairman, President and Chief Executive Officer, James Sapirstein, in regards to the topline results for the Company’s Phase 2 RESERVOIR clinical trial for the treatment of COVID-19 related gastrointestinal infections and an update on the Company’s product candidates and business operations.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

April 29, 2022	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer